                                                                  EXHIBIT 10.18a



August 5, 1997



Mr. John Ballard
Home, Inc.
6836 Austin Center Blvd.
Austin, TX   78731


Subject:  Master Agreement Number:  MD01724
               Amendment:  FIRST
               Pool Purchase Contract Number: D03070
               Lender Number:  23772-000-8

Dear Mr. Ballard:

By execution of this Letter Agreement, the Federal National Mortgage Association ("Fannie Mae") and Home, Inc. (the "Lender") agree to amend the above-referenced Master Agreement and Contract (if applicable). The amended terms and conditions are set forth in the amended pages to the Master Agreement and (if applicable) the Contract attached to this Letter Agreement. The attachments should be inserted into the Lender's Master Agreement binder as described below. Capitalized terms used but not defined in this Letter Agreement, shall have the meanings set forth in the Master Agreement.

The amended terms and conditions are set forth below. If applicable, the Lender and Fannie Mae shall rely also on any attached pages for a complete description of the amended terms and conditions.

The amended terms and conditions:

1. AMENDED TERM: add the ability to deliver seasoned Title 1 mortgages under Pool Purchase Contract Number D03070.

     INSTRUCTIONS:  (1) Under the "Fixed-Rate" tab, replace page FRM-2 with the enclosed page FRM-2.
                    (2) All replaced pages, along with this letter, should be inserted under the "Amendment History" tab.

By execution of this Letter Agreement, Fannie Mae and the Lender agree to and accept the amended terms and conditions as set forth in the attachments to this Letter Agreement. The effective date of the amendments is the date of execution of this Letter Agreement by the Lender. The Lender shall return a duly-executed duplicate original of this Letter Agreement to Fannie Mae within ten business days of the date this Letter Agreement is executed by Fannie Mae. If Fannie Mae does not receive an executed duplicate original of this Letter Agreement from the Lender within ten business days, Fannie Mae may, at its option, declare this Letter Agreement null and void.


Sincerely,

FANNIE MAE


By:    /s/ Jerome Brister
       -------------------------------------------------
                   (Authorized Signature)

Name:    Jerome Brister, Regional Vice President
       -------------------------------------------------
                   (Name and Title)


Agreed, acknowledged and accepted this 5th day of August, 1997.

HOME, INC.


By:    /s/ John Ballard
       -------------------------------------------------
                   (Authorized Signature)

Name:  John Ballard, C.E.O.
       -------------------------------------------------
                   (Name and Title)

                       Master No. MD01724 - Amd. No. 1

                                                      CONTRACT NO.:  D03070

             FHA TITLE I FIXED-RATE MORTGAGE POOL PURCHASE CONTRACT


--------------------------------------------------------------------------------

Lender:  HOME, INC.                               Lender Number:  23772-000-8

--------------------------------------------------------------------------------

For a complete set of the terms of this transaction, this Pool Purchase Contract between Fannie Mae and the Lender must be read in conjunction with the Master Agreement No. MD01724.

Date of Contract:                       __________(Date executed by Lender)

Total Amount of Pool Purchase
Transactions for OPTIONAL Delivery:     $50,000,000.00 plus or minus 5%

Eligible Products:                      3- TO 20-YEAR FIXED-RATE LEVEL-PAYMENT MORTGAGES

Guaranty Fee:                           50 BASIS POINTS

Latest Issue Date for Pools formed
under this Contract:                    DECEMBER 1, 1997

--------------------------------------------------------------------------------

Servicing Option:                       SPECIAL

Buyup/Buydown Ratios:                   GRID 3

Mortgage Type:                          FHA

Remittance Cycle:                       STANDARD

Seasoning Requirements:                 CURRENT/SEASONED


Special Feature Codes:                  001 AND 089
                                        FOR SUBORDINATE MORTGAGES, 015 MUST
                                        ALSO BE USED

--------------------------------------------------------------------------------
Foreclosure Loss Risk Code:             M

Additional Terms: Except as modified by this Contract, all FHA Title I Mortgages must conform to the requirements of the Selling Guide and Servicing Guide as amended by Fannie Mae Announcement 96-03. Additional terms and representations are attached.


                        Master No. MD01724 - Amd. No. 1

                                    FRM - 2